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PIT AR'99.word                       2/23/2000                     Page 36 of 36

                                 THE PARNASSUS INCOME TRUST

                              Annual Report December 31, 1999

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                                                       February 7, 2000

Dear Shareholder:

     Here is your annual report for 1999. Below you'll find an analysis of each of the three funds in The Parnassus Income Trust. Both the Equity Income Fund and the California Tax-Exempt Fund had terrific years, finishing near the top of their categories. The Fixed-Income Fund underperformed this year, but is still ahead of its peers for both the five-year period and since inception.

                     EQUITY INCOME FUND

     As of December 31, 1999, the net asset value per share (NAV) of the Equity Income Fund was $23.13, so after taking dividends into account, the total return for the year was 22.78%. This compares to an average return of 3.34% for all the equity income funds followed by Lipper. We also beat the S&P 500 which finished with a gain of 21.04% for the year compared to our return of 22.78%. Besides beating the S&P in total return, we also beat the S&P in terms of dividend yield. For the year, our yield (dividends divided by share price) was 1.35% compared to 1.26% for the S&P 500.

     Also interesting is that since we changed the investment objective from a balanced fund to an equity income fund on March 31, 1998, the Fund has returned an average of 16.87% per year compared to 2.14% for the average equity income fund. This means that since we changed to our new investment objective, we've had the best performance of the 208 equity income funds followed by Lipper.* Thus far, I can say that the change of investment objective has been an unqualified success.

     Below you will find a graph and a table that gives the performance of the Equity Income Fund and its predecessor for the one, three and five-year periods ended December 31, 1999 and also since inception. Periods before March 31, 1998 are not completely comparable since it was a balanced fund before then.

* For periods ended December 31, 1999, the Equity Income Fund placed #8 of 219 equity income funds, #13 of 162 funds, #39 of 113 funds and #25 of 55 funds respectively, for the one, three and five-year periods and since inception on August 31, 1992.


Average Annual Total Returns             Equity Income   Lipper Equity Income       S&P 500         Wilshire 5000
for periods ended 12/31/99                   Fund            Fund Average            Index              Index
----------------------------------------------------------------------------------------------------------------
One Year                                    22.78%               3.34%              21.04%             23.82%
Three Years                                 17.88%              13.20%              27.52%             26.13%
Five Years                                  18.13%              17.36%              28.46%             27.11%
Since Inception 8/31/92                     14.73%              14.24%              21.43%             20.83%

     Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Wilshire 5000 and the S&P 500 are unmanaged indices of common stocks and it is not possible to invest directly in an index.




STRATEGY AND ANALYSIS

     The reason we beat the average equity income fund by such a wide margin is because we held large positions in technology stocks. Although the major stock market indices went up quite a bit during the year, most of the gain can be attributed to technology issues. The broader market saw as many stocks go down as went up. This was also true with our portfolio. We have a little over 150 companies in the portfolio and about half went up and about half went down. This is more than a little surprising given the fact that we earned almost 23% for the year.

     The solution to this paradox is that we owned bigger positions in our winners than we did in our losers. Also, our winners went up more than our losers went down. Although half our stocks went down during the year, only a few of them went down very much. Consequently, our losers didn't have a tremendous impact on the NAV. For each company, we'll indicate how much it affected the NAV (in cents per share) as well as how much the stock went down. Only two positions could be called disasters with each going down enough to affect the Fund by about 30 cents. Three other issues went down enough to affect the NAV by 6 cents or more a share.

     The biggest disappointment was our investment in a convertible bond issued by Read-Rite, a maker of electronic heads for use in disk drives. We paid $1.1 million for the bond and then sold it for $439,500 for a drop of 60% which translated into a loss of 30 cents a share for the Fund. Continuing weakness in the disk drive industry caused losses for Read-Rite. A convertible bond pays interest like any other bond, but it can also be converted into the common stock of the company. A big drop in the stock price caused the sharp decline in the market value of the bond. Normally, we would continue to hold a convertible bond after a stock price decline since it would continue paying interest. In this case, though, the company's finances were so weak that we felt it was necessary to sell the bond at a loss because of the risk involved.

     The other big loss was caused by Compaq because of our large position in the company. Difficulties in competing with Dell's distribution system and problems with a merger caused a decline in earnings. The stock dropped 35% during the year to $27.19 for a loss of 29 cents on the NAV. We're still holding our Compaq shares since we expect better performance from the company in the future.

     Xerox dropped 61.5% during the year going to $22.69 a share for a loss of 11 cents on the NAV. A poorly executed sales force reorganization and strong competition from Canon resulted in the loss.

     J.C. Penney saw its stock plummet 57.5% to $19.94 for a negative impact of 7 cents on each fund share. Earnings declined as the company got caught in a squeeze play, being pressured by discount stores on the low end and specialty retailers on the high end.

     SAFECO Insurance lost 42% during the year as its stock collapsed to $24.88 for a decline of 6 cents on the NAV. Heavy losses in its casualty business plus strong industry competition in auto insurance drove down earnings.

     Fortunately, our winners made a much bigger impact on the Fund than our losers. Eight of our top ten winners were technology companies and they all had a positive impact of 15 cents or more on the NAV during the year. The one having the greatest impact on the Fund was Helix Technology, a Massachusetts-based company that supplies cryogenic pumps to create vacuums for use in making semiconductors. Strong demand for semiconductor equipment and the company's development of a new system to monitor the performance of vacuum pumps helped boost the stock price by an amazing 245% to end the year at $44.81. This was enough to increase the Fund's share price by an astounding 87 cents.

     Cisco Systems, the largest supplier of networking equipment for the internet, rose 131% during the year as its stock price went to $107.13. Strong demand for networking equipment contributed to earnings growth and Cisco added 79 cents to the Fund's share price.

     Credence Systems makes testing machines for semiconductor manufacturers and we bought a convertible debenture issued by the company early in the year. The bond went up 74% by the end of the year plus we earned interest on our money which meant that it contributed 46 cents per share to the Fund. The surge in semiconductor production last year meant much more testing had to be done and this resulted in greatly increased revenue for Credence. We also bought stock in the company as well as the convertible bond and the stock climbed 58% to $86.50 from the time we bought it until the end of the year for an additional 16 cents gain for the Fund.

     Amidst the boom in semiconductors, naturally the world's largest manufacturer, Intel, had a great year as its stock rose 39% to $82.31 for a gain of 26 cents on the NAV. The company makes a large variety of chips, but its mainstay is the microprocessor for personal computers where it holds a dominant position.

     American International Group (AIG), the large insurance company, saw its stock climb 40% to $108.13 for the year as recovery in Asia and Europe helped it post a strong growth in earnings. The company contributed 21 cents to the NAV.

     Hewlett-Packard, the Silicon Valley pioneer and maker of printers and servers, saw its stock price increase 67% to $114.13. A dynamic new woman chief executive and stronger emphasis on products for the internet helped move the shares higher. HP accounted for an increase of 18 cents per share to the Fund.

     Lucent, the manufacturer of telecommunications equipment, moved the Fund up 17 cents a share since its stock rose 100% from the time we bought it in mid-year until the end of 1999. The worldwide demand for telecommunications equipment boosted Lucent's share price.

     LSI Logic gained 319% during the year as its stock price soared to $67.50 and contributed 15 cents to our NAV. LSI makes custom chips for a variety of uses including DVD video players, the Sony PlayStation, computer networking and internet communication.

     Another convertible bond we invested in was issued by Lam Research, a semiconductor capital equipment maker that has excellent products and good cost control. Because of the strong resurgence in the semiconductor market, earnings soared and we made a capital gain of $300,000 or 35% when we sold the bond. This meant a gain of 15 cents on the NAV plus we earned interest on the bond during the holding period.

     Wellman, the nation's largest recycler of plastic, had an 83% gain in its stock as it went to $18.63 a share on strong demand for its plastic bottle resin. The company contributed 15 cents a share to the Fund.

COMPANY NOTES

     Fortune's new list of the "100 Best Companies to Work For" is now out and 16 of our portfolio companies are on the list. The article was written by two longtime Parnassus Fund shareholders, Milton Moskowitz and Robert Levering. They've been compiling this list for more than a decade and they're having a positive impact on workers in American business as each year more corporations improve their policies in an effort to make the list. Here are the companies in the Fund's portfolio in the order they made the list.

1. Cisco Systems   5. Merck & Company       9. Federal Express    13. Lands' End

2. Charles Schwab  6. Adobe Systems        10. Intel           14. General Mills

3. Enron           7. Hewlett-Packard      11. Johnson & Johnson   15. Nordstrom

4. Amgen           8. Lucent Technologies  12. Whole Foods Market   16. Quantum


     Also of note is that our auditors, Deloitte & Touche, also made the list as one of the best companies to work for.

                                                             FIXED-INCOME FUND

     As of December 31, 1999, the net asset value per share (NAV) of the Fixed-Income Fund was $14.49. Taking into account dividends paid during the year, the total return for 1999 was a loss of 4.32%. This compares to a loss of 2.15% for the Lehman Government/Corporate Bond Index and a loss of 2.58% for the average A-rated bond fund followed by Lipper. The 30-day SEC yield for December was 6.50%. Below you will find a graph and a table that compare the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-rated Bond Fund Average.

Average Annual Total Returns               Fixed-Income            Lipper A-Rated Bond           Lehman Government/
for periods ended 12/31/99                     Fund                   Fund Average              Corporate Bond Index
---------------------------------------------------------------------------------------------------------------------
One Year                                      (4.32%)                    (2.58%)                       (2.15%)
Three Years                                    4.22%                      4.59%                         5.54%
Five Years                                     7.45%                      6.91%                         7.61%
Since Inception 8/31/92                        5.87%                      5.79%                         6.13%

     Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index.



     As you can see from the table, the Fixed-Income Fund underperformed both the Lipper A-rated Bond Fund Average as well as the Lehman Government/ Corporate Bond Index. Both the Lipper average and the Lehman index had a negative return, but unfortunately, our return was even more negative than the two benchmarks. First, let's talk about the bond market in general and then about the Fund's performance.

     The reason bonds did not do well during 1999 was because of the increase in interest rates. For example, the bellwether 30-year Treasury bond was yielding 5.09% at the beginning of 1999, but by the end of the year, its yield was 6.48% which is an increase of almost one-and-a-half percent. That's a lot in the bond market. For this reason, it was a terrible year for all fixed-income securities. (As you may remember, the market value of bonds and other fixed-income securities go down when interest rates rise. They go up when interest rates fall.)

     Normally, interest rates go up only when inflation starts to head higher. Typically, inflation enters the picture as economic activity expands. Interest rates increase in response to higher inflation and this slows down the economy. When the economy slows down, interest rates drop back down. This is the typical interest rate cycle.

     Although typical, that's not what's happening this time. Although economic activity is robust as the economists like to say, inflation is very modest.
Interest rates are rising primarily in reaction to fears that inflation might increase sometime in the future. In other words, investors are anticipating an increase in inflation even before there's any sign that it's happening. The main source of inflation concerns is, of course, Alan Greenspan, our mighty leader of the Federal Reserve Board (the Fed). Not only is he fanning the flames of inflation fears, but he's also raising interest rates through his power as Chairman of the Fed. (The Fed uses open market transactions in Treasury securities to raise or lower interest rates, i.e., they buy or sell massive quantities of Treasury securities to control interest rates.)

     The Fed can control short-term interest rates directly through open market transactions, but it has no direct control over long-term interest rates. Since he can't control long-term interest rates directly, he has to instill fear in fixed-income investors so they will, in turn, bid up interest rates in the bond market. Greenspan does this mainly through speeches where he says things like, "Although there's no sign that inflation is out of control, economic activity is very robust so we must be ever vigilant to prevent reigniting inflation." I must admit that Greenspan has done a great job over the past 12 years, but I do think he's too quick on the trigger when it comes to raising interest rates.

     While I can blame the poor bond market on Chairman Greenspan's raising interest rates, unfortunately, I can't blame the Fund's underperformance on him. I have to assume that responsibility myself.

     For the most part, our underperformance was caused by our bond positions in three issuers: J.C. Penney, Xerox and Polaroid. Although all three of these companies are socially responsible, their business performance has not matched their performance as corporate citizens.

     Our J.C. Penney bond dropped 15.9% from the time we bought it during the year until the end of 1999 which knocked 11 cents off the NAV. Poor merchandising in its stores caused weaker sales and lower earnings. Because of this trend, investors decided that the company's financial condition was weakening and forced down the price of the bond. We will continue holding the bond since it has a nice yield and its credit rating is still investment grade. We hope to get a better return on the bond in 2000.

     The Xerox bond dropped 8.50% during the year which caused the NAV to decline by 10 cents. A poorly executed sales force reorganization and strong competition from Canon contributed to the lower bond price. As with J.C. Penney, we're hanging onto the bond because of an attractive yield, an investment grade credit rating and our expectation of better performance in the future.

     Polaroid was the third bond issuer that gave us trouble. We sold the Polaroid bond during the year since its financial position had deteriorated quite a bit and unlike Penney and Xerox, we didn't think it could make a comeback in 2000. The bond dropped 23% from the first of the year until the time we sold it for a loss of 9 cents on the NAV.

     Although we underperformed our peers in 1999, the track record for the past five years and since inception still looks good. As you can see from the table, we've outperformed the Lipper A-rated average for the last five years and since inception.

                       CALIFORNIA TAX-EXEMPT FUND

     As of December 31, 1999, the net asset value per share (NAV) of the California Tax-Exempt Fund was $15.82. Taking dividends into account, the total return during 1999 for the Fund was a loss of 2.01%. Although this kind of return may not make you want to do handsprings, I would like to point out that the average California tax-exempt fund followed by Lipper lost 5.16% during the year. This means that our return was over 3% better than the average fund. This performance placed us third out of the 107 funds followed by Lipper.*

     For each shareholder report, we compare our return with that of Lehman Municipal Bond Index which is an index of municipal bond returns nationwide. Unfortunately, Lehman no longer keeps an index for California muni bonds so we have to use the national one. Most years, the results for muni bonds nationwide and California muni bonds are fairly similar. This year, the Lehman Muni Bond Index lost 2.06% while the average California muni bond fund lost 5.16% which is an enormous difference.

     There are a couple of reasons for this disparity. First, California issued more muni bonds last year on a proportional basis than the average state in the nation and this excess supply pushed down the market value of California bonds which hurt results. Second, because the California muni bond market is more active than most states, fluctuations tend to be greater so last year's increase in interest rates moved the California market down more than that of most states.

     Even with this disparity, the Fund was able to beat the Lehman Muni Bond Index which dropped 2.06% compared to the Fund's drop of 2.01%. Keep in mind that the Lehman index does not take expenses into account, but the results for our fund and the others do. Given this situation, our performance was even more remarkable.

     Below you will find a graph and a table that show our returns in comparison with indices over the past one, three and five-year periods and since inception.

                               Lipper California

Average Annual Total Returns                    California               Municipal Bond           Lehman Municipal
for periods ended 12/31/99                    Tax-Exempt Fund             Fund Average               Bond Index
--------------------------------------------------------------------------------------------------------------------
One Year                                          (2.01%)                    (5.16%)                   (2.06%)
Three Years                                        4.37%                      3.02%                     4.43%
Five Years                                         7.16%                      6.10%                     6.92%
Since Inception 8/31/92                            5.88%                      5.13%                     5.91%

     Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index.

     Note: The 30-day SEC yield for the Fund in December was 2.06%

* For the periods ended December 31, 1999, the Parnassus California Tax-Exempt Fund placed #5 of 93 California tax-exempt funds, #11 of 78 funds and #6 of 49 funds, respectively, for the three and five-year periods and since inception on August 31, 1992.

     The reason the Fund lost money during the year was a poor bond market caused by a sharp increase in interest rates. For more details on interest rates and the bond market, see the discussion under the Fixed-Income Fund.

     Although the Fund had a small loss for the year, we did much better than most of our peer group. There are a number of reasons why the Fund has outperformed most other California tax-exempt funds. First, we keep our expenses relatively low. Second, we try to minimize trading, preferring to hang onto our bonds for a long period of time. Third, we concentrate our buying on bonds with 10-year maturities which is long enough to get a good yield, but short enough to avoid the most extreme interest rate risks. Fourth, we negotiate with market-makers on each bond we buy to get a better price and, therefore, a higher yield. Fifth, we buy bonds that have good credit.

     Regarding this last point, I recently saw an interesting study by Frank Rizzo, a noted municipal bond specialist, who serves as head of public finance for Fitch IBCA, a municipal bond rating concern. Rizzo discovered that most municipal bonds are not very risky and are, perhaps, underrated. The Fitch study found that the default rate on municipal bonds is less than 2%. However, there is a great disparity among types of municipal bonds in terms of their loss rates.

     The study found the following default rates: 0.04% for water & sewer bonds, 0.05% for education projects, 2.62% for health care bonds, 4.86% for multifamily housing and 14.89% for industrial development bonds. I thought the disparity in default rates for these bonds was fascinating.

     Another thing I found interesting was that the kind of bonds we buy for social purposes tend to have lower default rates. For example, water and educational bonds which are positive from a social standpoint also have very low default rates -- virtually zero. Health care bonds which also have a strong social purpose are a little higher, but still relatively low. One area that is somewhat disappointing is multi-family housing which has a positive social purpose, but has a somewhat high default rate at 4.86%. Industrial development bonds (which the Fund tends to avoid on social grounds) had the highest default rate at 14.89%.

     This study certainly will help me in managing the Fund in the future.

                                                           Yours truly,



                                                           Jerome L. Dodson

                                                           President

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Parnassus Income Trust:



     We have audited the accompanying statements of assets and liabilities of the portfolios comprising The Parnassus Income Trust (Equity Income Fund, Fixed-Income Fund, and California Tax-Exempt Fund) (the "Trust"), formerly the Parnassus Income Fund, including the portfolios of investments by industry classification, as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights (Note 6) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 1999, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

San Francisco, California

January 14, 2000


THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 1999

                                            Percent of

  Shares     Common Stocks                  Net Assets            Market Value
--------------------------------------------------------------------------------
             AIR TRANSPORT
   4,000     Delta Air Lines, Inc.                             $       199,250
   3,000     Federal Express Corp.1                                    122,812
             Total                                0.7%                 322,062

             APPAREL

   2,000     Liz Claiborne, Inc.                                        75,250
   1,000     The Limited, Inc.                                          43,313
   1,000     Reebok International Ltd.1                                  8,187
   5,000     Russell Corporation                                        83,750
   8,000     The Stride Rite Corporation                                52,000
             Total                                0.6%                 262,500

             APPAREL RETAILING
   6,000     Gap, Inc. (The)                                           276,000
     500     Lands' End, Inc.1                                          17,375
   2,000     Lillian Vernon Corporation                                 22,250
             Total                                0.7%                 315,625

             AUTO PARTS

   1,200     Bandag, Inc.                                               30,000
  10,000     Dana Corporation                                          299,375
             Total                                0.7%                 329,375

             BANKING

   3,000     Bank One Corporation                                       96,000
   4,000     Chase Manhattan                                           310,750
   2,500     Dime Bancorp                                               37,813
   4,500     Golden West Financial                                     150,750
   11,000    Washington Mutual Inc.                                    284,625
   17,000    Wells Fargo Company                                       687,437
             Total                                3.4%               1,567,375

             BUILDING MATERIALS
   1,500     Armstrong World Corp.                                      50,062
   4,000     Apogee Enterprises, Inc.                                   20,250
   2,000     INTERFACE, Inc.                                            11,500
   1,500     T.J.International, Inc.                                    63,000
             Total                                0.3%                 144,812



                                                Percent of

 Shares     Common Stocks                       Net Assets          Market Value
---------------------------------------------------------------------------------
            CHEMICALS

  4,000     Air Products & Chemicals                             $      134,250
 50,000     Calgon Carbon                                               293,750
    500     H.B.Fuller Company                                           27,969
  1,450     Millipore Corporation                                        56,006
  1,000     PE Biosystems Group                                         120,312
 35,000     Wellman, Inc.                                               651,875
            Total                                  2.8%               1,284,162

            COMPUTER PERIPHERALS
  3,000     Adaptec, Inc.1                                              149,625
 26,000     Cisco Systems, Inc.                                       2,785,250
  9,000     Lucent Technologies, Inc.                                   673,313
  7,000     Quantum Corp. DLT & Storage Systems 1                       105,875
  3,500     Quantum Corp. Hard Disk Drive1                               24,281
            Total                                  8.1%               3,738,344

            COMPUTER SYSTEMS
 45,000     Compaq Computer Corp.                                     1,223,437
  8,000     Hewlett-Packard Company                                     913,000
  5,000     International Business Machines                             540,000
            Total                                  5.8%               2,676,437

            ELECTRIC UTILITIES
  2,000     Idaho Power Company                                          53,625
  2,500     LG&E Energy Corporation2                                     43,594
  6,000     Avista Corporation                                           91,500
            Total                                  0.4%                 188,719

            ELECTRONIC INSTRUMENTS
 15,000     Baldor Electric Company                                     271,875
  1,000     Tektronix, Inc.                                              38,875
            Total                                  0.7%                 310,750

            ENTERTAINMENT

  2,000     Cedar Fair                             0.1%                  38,750




                                                Percent of

  Shares     Common Stocks                      Net Assets            Market Valu
---------------------------------------------------------------------------------
             FINANCIAL SERVICES
 21,000     Fannie Mae                                          $    1,311,187
 17,000     Freddie Mac                                                800,063
  5,000     Charles Schwab Corp.                                       191,250
  2,000     SLM Holding Corporation                                     84,500
            Total                                 5.2%               2,387,000

            FOOD RETAILERS
  7,000     The Kroger Co.1                                            132,125
 12,000     Whole Foods Market, Inc.1, 2                               556,500
            Total                                 1.5%                 688,625

            HEALTH CARE SERVICES
  8,000     Oxford Health Plans, Inc.             0.2%                 101,500

            HOME APPLIANCES
  2,000     Maytag Corporation                                          96,000
  4,000     Whirlpool Corporation                                      260,250
            Total                                 0.8%                 356,250

            HOME PRODUCTS
    700     Church & Dwight Co., Inc.                                   18,681
  6,000     Clorox Company2                                            302,250
  3,500     Colgate-Palmolive Co.                                      227,500
 12,000     Proctor & Gamble Co.                                     1,314,750
            Total                                 4.0%               1,863,181

            HOUSEWARES

  1,500     Black & Decker Corp.                                        78,375
  1,500     Corning, Inc.                                              193,406
  3,000     Newell Company                                              87,000
            Total                                 0.8%                 358,781

            INDUSTRIAL AUTOMATION
 10,000     Cognex Corporation1                   0.8%                 390,000

            INSURANCE

    500     Aetna, Inc.2                                                27,906
 13,500     American Int'l Group, Inc.                               1,459,687
  1,500     Chubb Corporation1                                          84,469
  1,500     CIGNA Corporation                                          120,844
  6,800     SAFECOCorporation1                                         169,150
  6,000     St. Paul Companies, Inc.1                                  202,125
  4,000     UnumProvident Corp.                                        128,250
            Total                                 4.8%               2,192,431

            INSURANCE BROKERS
  5,000     Marsh & McLennan Co., Inc.            1.0%                 478,437

            MACHINERY

  2,500     Cummins Engine Co., Inc.2                                  120,781
  1,000     Deere & Company                                             43,375
  1,000     Illinois Tool Works, Inc.                                   67,563
  3,000     Snap-on Inc.                                                79,687
  2,000     The Stanley Works                                           60,250
            Total                                 0.8%                 371,656



                                                   Percent of

  Shares     Common Stocks                         Net Assets       Market Value
-------------------------------------------------------------------------------
             MEDICAL EQUIPMENT
   6,000     Becton Dickinson                                    $      160,500
   4,000     DENTSPLY International, Inc.                                94,500
   8,000     Henry Schein, Inc.1, 2                                     106,500
   4,000     Invacare Corporation                                        80,250
  20,000     Steris Corporation 1                                       205,000
             Total                                 1.4%                 646,750

             MICROELECTRONIC PROCESSING EQUIPMENT
   1,000     Applied Materials, Inc.                                    126,688
  10,000     Credence Systems Corp.1, 2                                 865,000
   3,000     Electronic Scientific Industries1                          219,000
  55,000     Helix Technology Corp.                                   2,464,688
   2,000     Novellus Systems1                                          245,063
             Total                                 8.5%               3,920,439

             MISCELLANEOUS

   5,000     Chemed Corporation                                         143,125
   5,000     Minnesota Mining & Mfg.                                    489,375
   4,000     WD 40 Company                                               88,500
             Total                                 1.6%                 721,000

             NATURAL GAS

   3,000     AGL Resources Inc.                                          51,000
   1,000     Connecticut Energy Corp.                                    38,875
   1,000     Eastern Enterprises                                         57,437
   4,800     Energen Corporation                                         86,700
   7,000     Enron Corporation                                          310,625
   2,000     Equitable Resources, Inc.                                   66,750
   8,000     Keyspan Energy Corporation                                 185,500
   4,000     MCN Corporation                                             95,000
   1,000     New Jersey Resources                                        39,063
   3,000     Northwest Natural Gas Co.                                   65,812
   2,000     ONEOK Inc.                                                  50,250
   2,000     Peoples Energy Corporation                                  67,000
   5,000     UGI Corporation                                            102,188
   3,000     Washington Gas Light Co.                                    82,500
   1,000     WICOR Inc.                                                  29,188
             Total                                 2.9%               1,327,888

             OFFICE EQUIPMENT
   1,500     Avery Dennison Corp.                                       109,313
   2,000     Herman Miller, Inc.                                         46,000
   3,000     Pitney Bowes Inc.                                          144,937
  10,000     Xerox Corporation                                          226,875
             Total                                 1.1%                 527,125



                                             Percent of

  Shares     Common Stocks                    Net Assets            Market Value
---------------------------------------------------------------------------------
             OIL

   5,000     Sunoco, Inc.                           0.3%                 117,500

             PACKAGED FOODS
   1,500     Campbell Soup Company                                        58,031
   1,000     Dreyer's Grand Ice Cream                                     17,000
   6,000     General Mills Incorporated                                  214,500
   7,000     Heinz (H.J.) Company                                        278,688
  10,000     Kellogg Company1                                            308,125
   2,000     Quaker Oats Company                                         131,250
   4,800     Ralston Purina Group                                        133,800
             Total                                  2.5%               1,141,394

             PHARMACEUTICALS

   2,000     Amgen Inc.1                                                 120,125
   6,000     Bristol-Myers Squibb Co.                                    385,125
  10,000     Johnson & Johnson                                           932,500
   4,000     McKesson HBOC, Inc.                                          90,000
  18,000     Merck & Company                                           1,207,125
   4,000     Mylan Laboratories                                          100,750
   5,000     Schering-Plough Corp.                                       211,875
   1,000     Watson Pharmaceuticals, Inc.1                                35,812
             Total                                  6.7%               3,083,312

             PRINTING

   1,500     Banta Corp.                                                  33,844
   3,000     Deluxe Corporation                                           82,313
   3,000     Donnelley (R.R.) & Sons Co.                                  74,437
             Total                                  0.4%                 190,594

             PUBLISHING

   3,000     Gannett                                                     244,687
   1,000     Houghton Mifflin Company                                     42,188
   1,500     Knight-Ridder, Inc.1                                         89,250
   3,200     McGraw-Hill Companies, Inc.                                 197,200
             Total                                  1.2%                 573,325

             RESTAURANTS

   4,000     Luby's Cafeterias, Inc.                0.1%                  45,500



                                            Percent of

 Shares     Common Stocks                    Net Assets            Market Value
--------------------------------------------------------------------------------
            RETAILING - GENERAL
  2,000     Borders Group, Inc.1                               $         32,500
  4,000     Consolidated Stores Corp.1                                   65,000
  3,750     Dollar General                                               85,313
  8,000     Dayton Hudson Corp.                                         587,500
  5,000     Nordstrom, Inc.2                                            131,563
  5,000     Penny (J.C.) Company, Inc.1                                  99,687
            Total                                  2.2%               1,001,563

            SEMICONDUCTORS

  5,000     Advanced Micro Devices, Inc.1                               144,687
 23,000     Intel Corporation                                         1,893,187
  6,000     LSI Logic Corporation                                       405,000
  8,000     Micron Technology, Inc.1                                    622,000
            Total                                  6.7%               3,064,874

            SOFTWARE - SERVICES
  1,000     Adobe Systems                                                67,250
  7,000     Autodesk, Inc.2                                             236,250
 25,000     Mentor Graphics Corp.1                                      329,688
  3,000     Symantec Corporation1                                       175,875
            Total                                  1.8%                 809,063

            SPECIALTY RETAILING
  2,000     Costco Companies, Inc.1                                     182,500
  1,500     Ethan Allen Interiors Inc.                                   48,094
  1,000     Longs Drug Stores Corp.                                      25,813
  2,000     Mattel Inc.                                                  26,250
  3,000     Toys "R" Us, Inc.1 42,937
  9,000     Walgreen Co.                                                263,250
            Total                                  1.3%                 588,844

            TELECOMMUNICATIONS

 11,000     AT&T Corporation                                            558,938
  8,000     US West Communications Group                                576,000
            Total                                  2.5%               1,134,938
                                                                      ---------

            Total common stocks                   85.4%              39,260,881


    Principal                                              Percent of
       Amount     Convertible Bonds                        Net Assets            Market Value
-------------------------------------------------------------------------------------------------
   $1,000,000     Advanced Micro Devices, Inc.
                  Convertible Bond, 6.000%, due 5/15/05                       $       968,530
    1,900,000     Central Garden & Pet Company
                  Convertible Bond, 6.000%, due 11/15/03                            1,376,664
    1,500,000     Credence Systems Corporation
                  Convertible Bond, 5.250%, due 9/15/02                             2,036,055
    1,000,000     Quantum Corp. DLT & Storage Systems
                  Convertible Bond, 7.000%, due 8/01/04                               770,630
                                                                                      -------

                  Total convertible bonds                       11.2%               5,151,879

    Principal     Community                          Percent of
       Amount     Development Loans                  Net Assets            Market Value
----------------------------------------------------------------------------------------
   $ 100,000      Boston Community

                  Loan Fund                                             $       100,000
      100,000     Cascadia Revolving Fund                                       100,000
      100,000     Institute for Community
                  Economics Loan Fund                                           100,000
      100,000     Low Income Housing Fund                                       100,000
                  Total community

                  development loans                        0.9%                400,000
                                                                               -------

                  Total investment in securities
                  (Cost, $34,715,510)                     97.5%              44,812,760



                                                       Percent of

        Short-Term Investments               Net Assets            Market Value
---------------------------------------------------------------------------------------------
        Union Bank of California
        Money Market Fund,
        variable rate 4.660%                                    $       612,795

        Goldman Sachs
        Government Portfolio
        variable rate 4.870%                                             54,657

        Goldman Sachs
        Treasury Portfolio
        variable rate 4.840%                                              49,617

        Repurchase Agreements
        Greenwich Capital
        Triparty Repurchase
        Agreement(Repurchase agreement
        with Greenwich Capital
        dated 12/31/99, effective
        yield is 5.200% due 1/3/00.
        Face value is $2,108,526
        with price at 100).3                                           2,108,526

        Total short-term investments                6.1%               2,825,595

        Total investments                         103.6%              47,638,355

        Payable upon return of securities loaned -  4.6%             (2,108,526)

        Other assets and liabilities - net          1.0%                 469,469

        Total net assets                           100.0%           $ 45,999,298


1  Non-income producing.

2 This security or partial position of this security is on loan at December 31, 1999 (Note 1). The total value of securities on loan at December 31, 1999 was $2,046,082.

3 This security purchased with cash collateral held from securities lending.

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

Assets:
Investments in securities, at market value
     (identified cost $34,715,510) (Note 1)                      $   44,812,760
Temporary investments in short-term securities
     (at cost, which approximates market)                             2,825,595
Receivables:
Dividends and interest                                                  133,608
Capital shares sold                                                     389,201
Other assets                                                             12,976
         Total assets                                                48,174,140

Liabilities:
Payable upon return of securities loaned                              2,108,526
Accounts payable and accrued expenses                                    66,316
         Total liabilities                                            2,174,842

Net assets (equivalent to $23.13
     per share based on 1,988,684.883
     shares of capital stock outstanding)                         $  45,999,298

Net assets consist of:
Distributions in excess of net investment income                $       (2,336)
Unrealized appreciation on investments                               10,097,250
Accumulated net realized loss                                          (22,605)
Capital paid-in                                                      35,926,989
         Total net assets                                         $  45,999,298

Computation of net asset value and offering price per share:

Net asset value and offering price per share
      ($45,999,298 divided by 1,988,684.883 shares)            $          23.13

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1999

Investment income:
Dividends                                                         $     556,886
Interest 356,696
         Total investment income                                        913,582

Expenses:
Investment advisory fees (Note 5)                                       309,495
Transfer agent fees (Note 5)                                             85,091
Fund administrative expense (Note 5)                                     34,250
Reports to shareholders                                                  32,265
Registration fees and expenses                                           15,577
Professional fees                                                        18,904
Custody fees                                                             18,062
Trustee fees and expenses                                                10,586
Other expenses                                                           10,641
     Subtotal of expenses before fee waiver                             534,871
Fees waived by Parnassus Investments (Note 5)                          (80,162)
         Total expenses                                                 454,709
         Net investment income                                          458,873

Realized  and  unrealized  gain on  investments:
Realized  gain  from  security transactions:

     Proceeds from sales                                             17,891,325
     Cost of securities sold                                       (15,586,256)
         Net realized gain                                            2,305,069

Unrealized appreciation of investments:
     Beginning of year                                                4,119,931
     End of year                                                     10,097,250
         Unrealized appreciation during year                          5,977,319

Net realized and unrealized gain
     on investments                                                   8,282,388

Net increase in net assets resulting
     from operations                                               $  8,741,261

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                    1999                 1998
From operations:
Net investment income                    $       458,873      $       903,201
Net realized gain from
     security transactions                     2,305,069            4,299,817
Net unrealized appreciation
     (depreciation) during

     the year                                  5,977,319           (1,186,144)

Increase in net assets
     resulting from operations                 8,741,261            4,016,874

Dividends to shareholders:
From net investment income                     (495,676)          (1,386,043)
From realized capital gains                  (2,336,820)          (3,780,700)

Increase (decrease) in
     net assets from capital
     share transactions                        (812,845)           3,205,750
         Increase in net assets                5,095,920           2,055,881

Net assets:
Beginning of year                             40,903,378          38,847,497
End of year
     [including undistributed
     (distributions in excess) of
     net investment income
     of ($2,336) in 1999 and
     $34,467 in 1998]                       $ 45,999,298       $  40,903,378


THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 1999

    Principal                                   Percent of
       Amount     Corporate Bonds               Net Assets      Market Value
------------------------------------------------------------------------------
                  FINANCIAL SERVICES
    $ 500,000     Bank One Corporation
                  Notes, 6.000%, due 02/17/09                    $      443,070
      500,000     BankBoston Corporation
                  Notes, 6.375%, due 03/25/08                           460,850
      500,000     Chase Manhattan Corp.
                  Notes, 6.000%, due 02/15/09                           450,340
      500,000     First Union National Bank
                  Notes, 5.800%, due 12/01/08                           441,175
      500,000     Goldman Sachs Group
                  Notes, 6.650%, due 05/15/09                           464,605
      500,000     Household Finance Corp.
                  Notes, 6.500%, due 11/15/08                           462,690
      500,000     J.P. Morgan & Co, Inc.
                  Notes, 6.000%, due 01/15/09                           446,175
      500,000     Norwest Financial Inc.
                  Notes, 6.850%, due 07/15/09                           475,070
                  Total                              33.1%            3,643,975

                  INDUSTRIAL

      500,000     Dana Corporation
                  Notes, 6.500%, due 03/01/09                           455,090
      480,000     John Deere Capital Corp.
                  Notes, 6.000%, due 02/15/09                           428,827
      500,000     Illinois Tool Works
                  Notes, 5.750%, due 03/01/09                           448,100
      500,000     Xerox Corporation
                  Notes, 7.200%, due 04/01/16                           462,020
                  Total                              16.3%            1,794,037

                  RETAIL
      500,000     The Gap, Inc.
                  Notes, 6.900%, due 09/15/07                           484,200
      500,000     Penney (J.C.) Company, Inc.
                  Debentures, 7.650%, due 08/15/16                      429,160
      500,000     Nordstrom, Inc.
                  Notes, 6.625%, due 01/15/09                           433,535
      350,000     Reebok International Ltd.
                  Notes, 6.750%, due 09/15/05                           315,665
                  Total                              15.1%            1,662,560

                  TELECOMMUNICATONS

      550,000     AT&T Corporation
                  Notes, 6.000%, due 03/15/09                           499,411
      500,000     U.S. West Capital
                  Funding Inc.
                  Notes, 6.500%, due 11/15/18                           429,955
                  Total                               8.4%              929,366

                  Total corporate bonds              72.9%            8,029,938



    Principal     U.S. Government                                 Percent of
       Amount     Agency Securities                               Net Assets
-------------------------------------------------------------------------------
   $ 500,000      Federal Home Loan
                  Mortgage Corp.
                  6.510%, due 01/08/07                                          $  484,330
      850,000     Federal National Mortgage Association
                  6.770%, due 09/01/05                                              843,710
      500,000     Federal National Mortgage Association
                  6.140%, due 11/25/05                                              481,165
      450,000     Federal National Mortgage Association
                  7.350%, due 03/28/05                                              458,163

                  Total U.S. Government Agency securities              20.6%      2,267,368

                  Total investments in securities
                  (Cost, $10,998,936)                                  93.5%    $10,297,306


                                                                  Percent of

                  Short-Term Investments                          Net Assets
---------------------------------------------------------------------------------
                  Union Bank of California
                  Money Market Fund,
                  variable rate 4.660%                                          $   403,447

                  Goldman Sachs
                  Government Portfolio,
                  variable rate 4.870%                                                5,437
                  Goldman Sachs
                  Treasury Portfolio,
                  variable rate 4.840%                                                5,738

                  Founders National Bank
                  Certificate of Deposit

                  4.750%, matures 1/3/2000                                          100,000

                  Total short-term investments                          4.7%        514,622

                  Total investments                                    98.2%     10,811,928

                  Other assets and liabilities - net                    1.8%        194,498

                  Total net assets                                    100.0%    $11,006,426

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

Assets:
Investments in securities, at market value
     (identified cost $10,998,936) (Note 1)                      $  10,297,306
Temporary investments in short-term securities
     (at cost, which approximates market)                              514,622
Receivables:
     Interest receivable                                               220,994
     Other assets                                                       17,134

         Total assets                                               11,050,056

Liabilities:
Accounts payable and accrued expenses                                   43,630
         Total liabilities                                              43,630

Net assets (equivalent to $14.49
     per share based on 759,528.784
shares of
capital stock outstanding)                                      $   11,006,426


Net assets consist of:
Undistributed net investment income                            $         4,723
Unrealized depreciation on investments                               (701,630)
Accumulated net realized loss                                         (60,635)
Capital paid-in                                                     11,763,968
         Total net assets                                       $   11,006,426

Computation of net asset value and offering price per share:

Net asset value and offering price per share
      ($11,006,426 divided by 759,528.784 shares)              $         14.49

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1999

Investment income:
Interest $     701,009
     Total investment income                                           701,009

Expenses:
Investment advisory fees (Note 5)                                       56,224
Transfer agent fees (Note 5)                                            25,201
Fund administrative expense (Note 5)                                     9,600
Reports to shareholders                                                  8,464
Registration fees and expenses                                          13,405
Professional fees                                                        7,331
Custody fees                                                             1,112
Trustee fees and expenses                                                2,970
Other expenses                                                          13,600
         Subtotal of expenses before fee waiver                        137,907
Fees waived by Parnassus Investments (Note 5)                         (39,832)
     Total expenses                                                    98,075
         Net investment income                                         602,934

Realized and unrealized loss on investments:

Realized loss from security transactions:

     Proceeds from sales                                             1,153,814
     Cost of securities sold                                       (1,213,149)
         Net realized loss                                            (59,335)

Unrealized appreciation (depreciation) of investments:

     Beginning of year                                                 324,472
     End of year                                                     (701,630)
         Unrealized depreciation during year                       (1,026,102)

Net realized and unrealized
     loss on investments                                           (1,085,437)

Net decrease in net assets resulting
     from operations                                            $    (482,503)

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                 1999                      1998
From operations:
Net investment income                 $       602,934          $        512,511
Net realized gain (loss)
     from  security transactions             (59,335)                  250,670
Net unrealized depreciation

     during the year                      (1,026,102)                  (53,573)

Increase (decrease) in
     net assets resulting

     from operations                        (482,503)                  709,608

Dividends to shareholders:
From net investment income                  (602,863)                 (553,195)
From realized capital gains                        0                  (213,198)

Increase in net assets from
     capital share transactions               609,320                1,855,768

         Increase (decrease)
         in net assets                      (476,046)                1,798,983

Net assets:
Beginning of year                          11,482,472                9,683,489
End of year
     (including undistributed
     net investment income
     of $4,723 in 1999
     and $4,652 in 1998)                $  11,006,426             $  11,482,472


THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 1999

    Principal                                                                 Percent of
       Amount     Municipal Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------
                  EDUCATION

 $   45,000     State of California
                6.000%, due 01/01/21                                                             $      47,610
      5,000     State of California
                6.000%, due 01/01/21                                                                     5,017
    170,000     State of California
                6.125%, due 10/01/11                                                                   184,382
    250,000     California Education Facilities -
                California Institute of Technology
                6.000%, due 01/01/21                                                                   255,000
     85,000     California Public Works -
                University of California at San Diego Facilities
                7.375%, due 04/01/06                                                                    91,473
    100,000     California Public Works - Community College Projects
                5.500%, due 12/01/06                                                                   105,064
    130,000     California Public Works - University of California
                5.400%, due 06/01/08                                                                   133,594
    175,000     California Public Works - California State University
                6.200%, due 10/01/08                                                                   185,647
    300,000     Folsom School District
                5.650%, due 08/11/11                                                                   308,610
    100,000     Franklin-McKinley School District
                5.600%, due 07/01/07                                                                   103,054
    100,000     Kern High School District
                5.600%, due 08/01/13                                                                   100,482
    100,000     Los Angeles Municipal Improvement -
                Central Library Projects
                5.200%, due 06/01/07                                                                   100,403
    250,000     Murrieta Valley Unified School District
                5.500%, due 09/01/10                                                                   255,120
    100,000     Natomas Unified School District
                5.750%, due 09/01/13                                                                   101,202
    300,000     Oakland General Obligation
                5.500%, due 12/15/11                                                                   306,048
    175,000     Palos Verdes California Library District
                5.000%, due 08/01/13                                                                   167,583
    110,000     Pasadena Recreational/Library Improvements
                5.750%, due 01/01/13                                                                   110,526
    130,000     Pomona Unified School District
                5.500%, due 08/01/11                                                                   134,098
    110,000     Santa Monica Unified School District
                5.400%, due 08/01/11                                                                   114,961
                Total                                                            36.1%               2,809,874



    Principal                                                                 Percent of
       Amount     Municipal Bonds                                             Net Assets            Market Value
----------------------------------------------------------------------------------------------------------------

                  ENVIRONMENT

   $   80,000     Burbank Waste Disposal
                  5.300%, due 05/01/09                                                          $        80,625
       75,000     California Pollution Control
                  North County Recycling Center
                  6.750%, due 07/01/17                                                                   80,054
      125,000     California Public Works - Energy Efficiency
                  5.250%, due 05/01/08                                                                  126,601
      150,000     East Bay Regional Park
                  5.000%, due 09/01/14                                                                  141,138
      315,000     Los Angeles City Public Works - Parks
                  5.500%, due 10/01/12                                                                  318,405
       35,000     Midpeninsula Regional Open Space District
                  6.250%, due 07/01/08                                                                   37,089
                  Total                                                            10.1%                783,912

                  HEALTH CARE

      350,000     California Health Facilities
                  Kaiser Permanente
                  5.000%, due 10/01/08                                                                  347,526
      200,000     California Health Facilities
                  Cedar Sinai Medical Center
                  5.125%, due 08/01/17                                                                  180,434

                  Total                                                             6.8%                527,960

                  HOUSING

      205,000     Belmont Redevelopment Agency
                  6.400%, due 08/01/09                                                                   223,991
      100,000     Glendale Redevelopment Agency
                  5.500%, due 12/01/12                                                                   100,924
      275,000     Los Angeles Community Redevelopment
                  5.000%, due 07/01/13                                                                   261,891
      275,000     Pasadena Community Development
                  6.000%, due 08/01/14                                                                   277,458
      175,000     San Jose Redevelopment Agency
                  6.000%, due 08/01/15                                                                   182,296
      200,000     University Of California Housing
                  5.500%, due 11/01/10                                                                   203,846
                  Total                                                            16.1%               1,250,406

                  INFRASTRUCTURE
IMPROVEMENTS

       90,000     East Bay Municipal Utility District
                  6.000%, due 06/01/20                                                                                      90,219
      150,000     Los Angeles City General Obligation
                  5.250%, due 09/01/11                                                                                     148,635
      350,000     Los Angeles Municipal Improvement
                  Police Emergency
                  4.600%, due 09/01/13                                                                                     314,657
      200,000     Los Angeles Wastewater System
                  5.500%, due 06/01/12                                                                                     201,524
      200,000     Pomona Public Financing Authority
                  6.000%, due 10/01/06                                                                                     204,088
                  Total                                                            12.3%                 959,123




    Principal                                                                 Percent of
       Amount     Municipal Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  PUBLIC TRANSPORTATION
 $    250,000     Los Angeles Metro
                  Transit Authority
                  5.000%, due 07/01/13                                                           $       238,082
      150,000     Los Angeles Metro
                  Transit Authority
                  4.500%, due 07/01/13                                                                   131,726
      110,000     San Diego Mass
                  Transit Authority
                  5.000%, due 06/01/07                                                                   110,497
      350,000     San Francisco
                  International Airport
                  5.000%, due 05/01/07                                                                   352,926
      125,000     San Francisco Bay Area
                  Rapid Transit
                  5.650%, due 07/01/10                                                                   128,694
                  Total                                                            12.3%                 961,925
                  Total investments
                  in securities
                  (Cost, $7,283,739)                                               93.7%               7,293,200

                  Short-Term Investments

-----------------------------------------------------------------------------------------------------------------------------------
                  Highmark California
                  Tax-Exempt Fund
                  (variable rate 3.160%)                                            4.6%                 354,312

                  Total investments                                                98.3%               7,647,512

                  Other assests and liabilities - net                               1.7%                 129,488

                  Total net assets                                                100.0%          $    7,777,000


THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

Assets:
Investments in securities, at market value
     (identified cost $7,283,739) (Note 1)                      $    7,293,200
Temporary investments in short-term securities
     (at cost, which approximates market)                              354,312
Receivables:
     Interest receivable                                               124,429
Capital
shares sold                                                             10,000
Other assets                                                               745

         Total assets                                                7,782,686

Liabilities:
Accounts payable and accrued expenses                                    5,686
         Total liabilities                                               5,686
Net assets (equivalent to $15.82
     per share based on 491,649.471
     shares of capital stock outstanding)                       $    7,777,000

Net assets consist of:
Undistributed net investment income                            $         6,009
Unrealized appreciation on investments                                   9,461
Undistributed net realized gain                                          2,263
Capital paid-in                                                      7,759,267
         Total net assets                                       $    7,777,000

Computation of net asset value and offering price per share:

Net asset value and offering price per share
     ($7,777,000 divided by 491,649.471 shares)                $         15.82

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1999

Investment income:
Interest $     394,131
     Total investment income                                           394,131

Expenses:
Investment advisory fees (Note 5)                                       38,469
Transfer agent fees (Note 5)                                             8,938
Fund administrative expense (Note 5)                                     6,150
Reports to shareholders                                                  4,592
Registration fees and expenses                                            980
Professional fees                                                        5,698
Custody fees                                                              752
Trustee fees and expenses                                                1,895
Other expenses                                                           5,802
     Subtotal of expenses before fee waiver                             73,276
Fees waived by Parnassus Investments (Note 5)                         (19,542)
     Total expenses                                                     53,734
         Net investment income                                         340,397

Realized and unrealized gain (loss) on investments:

Realized gain from security transactions:

     Proceeds from sales                                               130,178
     Cost of securities sold                                           125,977
         Net realized gain                                               4,201

Unrealized depreciation of investments:
     Beginning of year                                                 514,367
     End of year                                                         9,461
         Unrealized depreciation during year                         (504,906)

Net realized and unrealized
     loss on investments                                             (500,705)

Net decrease in net assets resulting
     from operations                                            $    (160,308)

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1999 AND 1998

                                               1999                      1998
From operations:
Net investment income               $       340,397          $       313,207
Net realized gain from
     security transactions                    4,201                   47,248
Net unrealized appreciation
     (depreciation) during

     the year                             (504,906)                   59,647

Increase (decrease) in
     net assets resulting

     from operations                      (160,308)                  420,102

Dividends to shareholders:
From net investment income                (338,368)                 (312,860)
From realized capital gains                 (3,825)                  (41,455)

Increase in net assets from
     capital share transactions             937,627                  756,332

         Increase in net assets             435,126                  822,119

Net assets:
Beginning of year                         7,341,874                6,519,755
End of year
     (including undistributed
     net investment income
     of $6,009 in 1999 and
     $3,980 in 1998)                  $   7,777,000            $    7,341,874

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.

     Securities Valuation: The Trust's investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions. Federal Income Taxes: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no federal income tax provision is required.

     Security Transactions: In accordance with industry practice, securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Dividends To Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends once a year, generally in December. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.

     Investment Income and Expenses: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Interest income, adjusted for amortization of premium and, when appropriate, discount on investments, is earned from settlement date and recognized on the accrual basis.

     Security Lending: The Equity Income Fund lends its securities to approved brokers to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Dividends To Shareholders

     Equity Income Fund: The Fund paid income dividends totaling $495,676 (aggregate of $0.259 per share) during the year ended December 31, 1999. On December 17, 1999, a capital gains distribution of $2,336,820 ($1.241 per share) was paid to shareholders of record on December 16, 1999.

     Fixed-Income Fund: The Fund paid income dividends totaling $602,863 (aggregate of $0.814 per share) during the year ended December 31, 1999. California Tax-Exempt Fund: The Fund paid income dividends totaling $338,368 (aggregate of $0.721 per share) during the year ended December 31, 1999. On December 17, 1999, a capital gains distribution of $3,825 ($0.008 per share) was paid to shareholders of record on December 16, 1999.

3.   Capital Stock

     Equity Income Fund: As of December 31, 1999, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $35,926,989. Transactions in capital stock (shares) were as follows:

                                                                 1999                         1998
                                                               Shares          Amount       Shares          Amount
     Shares sold                                              313,500    $  6,954,055      297,061     $  6,148,449
     Shares issued through dividend reinvestment              118,936       2,623,924      232,138        4,682,202
     Shares repurchased                                     (475,945)    (10,390,824)    (375,702)      (7,624,901)
     Net increase (decrease)                                 (43,509)    $  (812,845)      153,497     $  3,205,750

     Fixed-Income Fund: As of December 31, 1999, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $11,763,968. Transactions in capital stock (shares) were as follows:

                                                                 1999                         1998
                                                               Shares          Amount       Shares          Amount
     Shares sold                                              215,444    $  3,290,183      284,746     $  4,150,311
     Shares issued through dividend reinvestment               31,742         479,317       36,006          580,000
     Shares repurchased                                     (206,257)     (3,160,180)    (206,004)      (2,874,543)
     Net increase                                              40,929    $    609,320      114,748     $  1,855,768

     California Tax-Exempt Fund: As of December 31, 1999, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $7,759,267. Transactions in capital stock
     (shares) were as follows:

                                                                 1999                         1998
                                                               Shares          Amount       Shares          Amount
     Shares sold                                               81,320    $  1,275,501       70,957     $  1,192,890
     Shares issued through dividend reinvestment               15,540         253,900       15,164          255,358
     Shares repurchased                                      (40,164)       (591,774)     (41,023)        (691,916)
     Net increase                                              56,696    $    937,627       45,098     $    756,332


4.   Purchases of Securities

     Equity Income Fund: Purchases of securities for the year ended December 31, 1999 were $20,790,209. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1999 were the same as for financial statement purposes. Of the $10,097,250 of net unrealized appreciation at December 31, 1999, $12,224,023 related to appreciation of securities and $2,126,773 related to depreciation of securities.

     Fixed-Income Fund: Purchases of securities for the year ended December 31, 1999 were $7,365,359. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at December 31, 1999 were the same as for financial statement purposes. Of the ($701,630) of net unrealized depreciation at December 31, 1999, $11,321 related to appreciation of securities and $712,951 related to depreciation of securities.

     California Tax-Exempt Fund: Purchases of securities for the year ended December 31, 1999 were $869,200. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1999 were the same as for financial statement purposes. Of the $9,461 of net unrealized appreciation at December 31, 1999, $159,499 related to appreciation of securities and $150,038 related to depreciation of securities.

5. Investment Advisory Agreement and Transactions with Affiliates Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees computed monthly, based on the Trust's average daily net assets for the month, at the following annual rates:

     Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45%
     of the next $200,000,000 and 0.40% of the amount above $400,000,000.
     However, the following were actually charged in 1999. For the Equity Income Fund, the investment advisory fee was 0.50%. On February 1, 1999 the fee was increased to 0.55%. Parnassus Investments received net advisory fees totaling $229,333 from the Equity Income Fund for the year ended December 31, 1999. For the Fixed-Income Fund, the investment advisory fee was 0.10%. On February 1, 1999 the fee was increased to 0.15%. Parnassus Investments received net advisory fees totaling $16,392 from the Fixed-Income Fund for the year ended December 31, 1999. For the California Tax-Exempt Fund, the investment advisory fee was 0.20%. On February 1, 1999 the fee was increased to 0.25%. Parnassus Investments received net advisory fees totaling $18,927 from the California Tax-Exempt Fund for the year ended December 31, 1999.

     Parnassus Investments has agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Equity Income Fund and 1.00% of net assets for the Fixed-Income and California Tax-Exempt Funds. Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $169,230 for the year ended December 31, 1999. The transfer agent fee is $2.30 per month per account and the fund administration fee is $4,167 per month. Jerome L. Dodson is the President of the Fund and is the sole stockholder of Parnassus Investments.

6.   Financial Highlights

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

Equity Income Fund                                         1999       1998      1997      1996       1995
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $20.13    $ 20.68    $18.56    $19.58     $15.70
Income from investment operations:
Net investment income                                      0.24       0.75      0.79      0.98       0.88
Net realized and unrealized gain on securities             4.26       1.49      2.86      0.37       3.93
     Total from investment operations                      4.50       2.24      3.65      1.35       4.81
Distributions:
Dividends from net investment income                      (0.26)     (0.73)    (0.79)    (0.97)    (0.90)
Distributions from net realized gains                     (1.24)     (2.06)    (0.74)    (1.40)    (0.03)
     Total distributions                                  (1.50)     (2.79)    (1.53)    (2.37)    (0.93)
Net asset value at end of year                           $23.13    $ 20.13    $20.68    $18.56     $19.58
Total return                                              22.78%     11.05%    20.15%     7.09%    31.13%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          1.08%      1.05%     1.05%     0.80%     0.72%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments                 0.19%      0.24%     0.30%     0.60%     0.82%
Ratio of net investment income to average net assets       1.09%      2.30%     4.04%     4.56%     4.76%
Portfolio turnover rate                                   39.53%    166.32%    34.12%    47.80%    15.36%
Net assets, end of year (000's)                         $ 45,999  $  40,903 $ 38,847  $ 33,362  $ 26,779


Fixed-Income Fund                                          1999       1998      1997      1996       1995
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $15.98     $16.04    $15.43    $15.73     $13.79
Income from investment operations:
Net investment income                                      0.81       0.84      0.90      0.92       0.95
Net realized and unrealized gain (loss) on securities     (1.49)      0.25      0.67     (0.31)      1.95
     Total from investment operations                     (0.68)      1.09      1.57      0.61       2.90
Distributions:
Dividends from net investment income                      (0.81)     (0.85)    (0.89)    (0.91)    (0.96)
Distributions from net realized gains                      0.00      (0.30)    (0.07)        .--       .--
     Total distributions                                  (0.81)     (1.15)    (0.96)    (0.91)    (0.96)
Net asset value at end of year                           $14.49     $15.98    $16.04    $15.43     $15.73
Total return                                             (4.32%)      6.97%    10.60%     4.08%    21.58%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.87%      0.79%     0.82%     0.83%     0.90%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments                 0.36%      0.40%     0.43%     0.50%     0.73%
Ratio of net investment income to average net assets       5.36%      4.92%     5.79%     5.98%     6.20%
Portfolio turnover rate                                   13.47%     44.98%    17.15%     2.80%    12.10%
Net assets, end of year (000's)                        $  11,006   $ 11,482$   9,683 $   8,384  $   6,585



California Tax-Exempt Fund                                 1999       1998      1997      1996       1995
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $16.88     $16.72    $16.02    $16.06     $14.28
Income from investment operations:
Net investment income                                      0.72       0.75      0.74      0.80       0.82
Net realized and unrealized gain (loss) on securities     (1.05)      0.26      0.71     (0.06)      1.78
     Total from investment operations                     (0.33)      1.01      1.45      0.74       2.60
Distributions:
Dividends from net investment income                      (0.72)     (0.75)    (0.75)    (0.78)    (0.82)
Distributions from net realized gains                     (0.01)     (0.10)        .--       .--       .--
     Total distributions                                  (0.73)     (0.85)    (0.75)    (0.78)    (0.82)
Net asset value at end of year                           $15.82     $16.88    $16.72    $16.02     $16.06
     Total return                                        (2.01%)      6.12%     9.33%     4.78%    18.60%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.70%      0.67%     0.67%     0.54%     0.50%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments                 0.25%      0.30%     0.32%     0.46%     0.69%
Ratio of net investment income to average net assets       4.42%      4.43%     4.69%     4.96%     5.30%
Portfolio turnover rate                                    1.75%      9.40%    10.00%       .--%    13.10%
Net assets, end of year (000's)                        $   7,777  $   7,342$   6,520 $   5,835  $   4,483

* Parnassus Investments has agreed to a 1.25% limit on expenses for the Equity Income Fund and 1% for the Fixed-Income and California Tax-Exempt Funds (See
Note 5 for details). Certain fees were waived for the years ended December 31, 1999, 1998, 1997, 1996 and 1995.

                              Investment Adviser
                             Parnassus Investments

                        One Market-Steuart Tower #1600
                        San Francisco, California 94105

                                       Legal Counsel

                           Gardner, Carton & Douglas
                           321 N. Clark Street #3300
                               Chicago, IL 60610

                             Independent Auditors
                             Deloitte & Touche LLP

                               50 Fremont Street
                        San Francisco, California 94105

                                           Custodian

                           Union Bank of California

                              475 Sansome Street
                        San Francisco, California 94111

                                         Distributor

                             Parnassus Investments

                        One Market-Steuart Tower #1600
                        San Francisco, California 94105

                               www.parnassus.com

                This   report  must be  preceded  or
                       accompanied   by  a   current
                       prospectus or profile.

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